Third Avenue Value Fund
Third Avenue Small-Cap Value Fund
Third Avenue Real Estate Value Fund
Third Avenue International Value Fund
Third Avenue Focused Credit Fund

Supplement dated September 13, 2010
to Prospectus dated March 1, 2010

Effective September 13, 2010, the following information supplements the Funds’ Prospectus dated March 1, 2010:

Addition of Portfolio Managers to the Third Avenue Real Estate Value Fund and the Third Avenue Focused Credit Fund

The following information supplements information on page 15 of the Prospectus under the heading “Portfolio Manager.”

Jason Wolf has joined Michael Winer as Co-Portfolio Manager of the Third Avenue Real Estate Value Fund. He has worked closely with Michael Winer on the Fund since 2004.

The following information supplements information on page 25 of the Prospectus under the heading “Portfolio Manager.”

Thomas Lapointe has joined Jeff Gary as Co-Portfolio Manager of the Third Avenue Focused Credit Fund. He has worked closely with Jeff Gary on the Fund since inception.

The following information supplements information on page 33 of the Prospectus under the heading “Portfolio Managers.”

Jason Wolf

Mr. Wolf is a senior member of Third Avenue’s investment team, focusing on global real estate. He has assisted Michael Winer on the Third Avenue Real Estate Value Fund since 2004, and is co-manager of certain other portfolios managed or sub-advised by Third Avenue. He joined Third Avenue in 2004. Mr. Wolf initiated Third Avenue’s investment research of foreign real estate securities, and has since led the firm’s real estate research efforts in Asia, Europe and other global markets. Among other investments, he is responsible for identifying and researching Third Avenue's Hong Kong real estate holdings, which comprise a material portion of the firm's investments. Previously, Mr. Wolf analyzed U.S. real estate equity securities for European Investors and U.S. debt securities with Moody’s Investor Service. Before joining Moody’s he worked in direct real estate investment and management at Viceroy Investments and Trammel Crow Realty Advisors in Dallas.

Mr. Wolf has a B.B.A. in Finance and Real Estate from Southern Methodist University. He is a CFA Charterholder and a member of the New York Society of Security Analysts.

Thomas Lapointe

Mr. Lapointe joined Third Avenue in 2009. With his arrival, the firm launched the Third Avenue Focused Credit Fund to invest in high-yield debt, bank debt, convertible securities, debtor-in-possession securities, distressed situations and debt-for-equity reorganizations. Mr. Lapointe has over 18 years of investment experience and was previously responsible for managing approximately $6 billion in high-yield assets, as Co-Head of High-Yield Investments for Columbia Management. Mr. Lapointe worked at Columbia for a decade and managed a team of 10 analysts. Earlier in his career, Mr. Lapointe was a convertible bond credit analyst at CIBC World Markets where he helped run a convertible arbitrage hedge fund. Prior to that, he was a high-yield analyst at AIG Global Investment Corp. and a financial analyst at Caldor Department Stores. He has served on numerous ad hoc and official creditor committees.

Mr. Lapointe is a CFA Charterholder and holds a B.S. in Accounting and Entrepreneurial Studies from Babson College. He is a Trustee of the Shenandoah Foundation.

Third Avenue’s Co-Portfolio Managers share equal responsibility for day-to-day management of their respective Fund, and they work together in developing investment strategies and selecting securities. In certain cases, a Co-Portfolio Manager may act independently in selecting securities, but may do so only with prior approval from the other Co-Portfolio Manager. The Co-Portfolio Managers are assisted by other employees of Third Avenue.

Third Avenue Value Fund
Third Avenue Small-Cap Value Fund
Third Avenue Real Estate Value Fund
Third Avenue International Value Fund
Third Avenue Focused Credit Fund

Supplement dated September 13, 2010
to Statement of Additional Information dated March 1, 2010

Effective September 13, 2010, the following information supplements the Funds’ Statement of Additional Information dated March 1, 2010:

Addition of Portfolio Managers to the Third Avenue Real Estate Value Fund and the Third Avenue Focused Credit Fund

Jason Wolf has joined Michael Winer as Co-Portfolio Manager of the Third Avenue Real Estate Value Fund. Thomas Lapointe has joined Jeff Gary as Co-Portfolio Manager of the Third Avenue Focused Credit Fund.

The following information supplements information on page 33 of the SAI under the heading “Other Accounts Managed By the Portfolio Managers.”

As of August 31, 2010, Jason Wolf managed or was a member of the management team for the following accounts (other than the Third Avenue Real Estate Value Fund):

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	None	None	None	None

Pooled Investment Vehicles Other Than Registered Investment Companies	4	$161.7 million	1	$136.4 million

Other Accounts	*

*	Jason Wolf manages 2 accounts totaling less than $1 million in the aggregate in a personal capacity and receives no advisory fee for these accounts.

As of August 31, 2010, Thomas Lapointe managed or was a member of the management team for the following accounts (other than the Third Avenue Focused Credit Fund):

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	None	None	None	None

Pooled Investment Vehicles Other Than Registered Investment Companies	None	None	None	None

Other Accounts	*

*	Thomas Lapointe manages 3 accounts totaling less than $1 million in the aggregate in a personal capacity and receives no advisory fee for these accounts.

Many, but not all, of the accounts managed by portfolio managers of the Third Avenue Trust (the “Funds”) have investment strategies similar to those employed for the Funds. Possible material conflicts of interest arising from management of the investments of the Funds and the investments of other accounts include the portfolio managers’ allocation of sufficient time, energy and resources to managing the investments of the Funds in light of their responsibilities with respect to numerous other accounts, particularly accounts that have different strategies from those of the Funds; the fact that the fees payable to Third Avenue Management LLC (“TAM”) for managing certain Funds may be less than the fees payable to TAM for managing other accounts, potentially motivating the portfolio managers to spend more time managing the other accounts; the proper allocation of investment opportunities that are suitable for the Funds and other accounts; and the proper allocation of aggregated purchase and sale orders for the Funds and other accounts.

The following information supplements information on page 36 of the SAI under the heading “Securities Ownership of Portfolio Managers.”

As of September 13, 2010, the dollar range of securities beneficially owned by Mr. Wolf in the Third Avenue Real Estate Value Fund is shown below:

PORTFOLIO MANAGER	DOLLAR RANGE OF THE PORTFOLIO’S SECURITIES OWNED
Jason Wolf	Third Avenue Real Estate Value Fund: $100,000 – 500,000

As of September 13, 2010, the dollar range of securities beneficially owned by Mr. Lapointe in the Third Avenue Focused Credit Fund is shown below:

PORTFOLIO MANAGER	DOLLAR RANGE OF THE PORTFOLIO’S SECURITIES OWNED
Thomas Lapointe	Third Avenue Focused Credit Fund: $100,000 – 500,000